Exhibit 99.1

   Insurance Auto Auctions Announces Improved Third Quarter Results

    WESTCHESTER, Ill.--(BUSINESS WIRE)--Nov. 9, 2005--Insurance Auto Auctions, Inc., a leading provider of automotive salvage and claims processing services in the United States, announced record vehicle returns during the third quarter. These results were driven by increased buying activity as a result of IAA's live auctions with internet bidding.
    The Company recorded revenues for the quarter of $68.1 million compared to $60.8 million in the third quarter of 2004. Fee income in the third quarter increased to $58.1 million versus $53.3 million in the third quarter of last year. IAA reported EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) of $11.0 million during the quarter compared to $9.0 million in the year ago period. EBITDA is a non-GAAP measure that the Company uses as a primary measurement of its financial results because it is indicative of the relative strength of the Company's operating performance. A table reconciling this measure to the appropriate GAAP measurement is included in the Form 8-K that the Company filed today.
    "We were pleased to deliver another outstanding quarter, which included higher sales and EBITDA results compared to the prior year," said Tom O'Brien, CEO. "These improvements were driven by our ability to generate an average per unit selling price that was more than $300 higher than it was only two years ago, producing a significantly better return for both our insurance company suppliers and IAA. Our combined offering of live auctions and industry leading Internet bidding capability has generated continued buying activity growth and, consequently, much higher average selling prices."

    About Insurance Auto Auctions, Inc.

    Insurance Auto Auctions, Inc., founded in 1982, a leader in automotive total loss and specialty salvage services in the United States, provides insurance companies with cost-effective, turnkey solutions to process and sell total-loss and recovered-theft vehicles. The Company currently has 80 sites across the United States.

    Forward-Looking Statements

    The statements in this release should be read in conjunction with the unaudited condensed consolidated financial statements and notes thereto included in our Form 10-Q for the quarter ended September 25, 2005, that we filed with the Securities and Exchange Commission on November 9, 2005. The statements contained in this release that are not historical facts are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially form those projected, expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "should," "anticipates," "predict," "projects," "targeting," "potential," "or "contingent," the negative of these terms, or other similar expressions. Our actual results could differ materially from those discussed in or implied by forward-looking statements for various reasons, including those discussed in "Factors that Could Affect Future Results" in our Management's Discussion and Analysis of Financial Condition and Results of Operations in our Form 10-Q for the quarter ended September 25, 2005. You should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publish, update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.
    Additional information about Insurance Auto Auctions, Inc. is available on the World Wide Web at www.iaai.com

    Financial Tables Follow...


            INSURANCE AUTO AUCTIONS, INC. AND SUBSIDIARIES

            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        (dollars in thousands)
                              (unaudited)

                                            THREE MONTHS
                               ---------------------------------------
                                    SUCCESSOR          PREDECESSOR
                               ------------------- -------------------
                                June 27, 2005 -     June 28, 2004 -
                                September 25, 2005  September 26, 2004
                               ------------------- -------------------
Revenues:
 Fee income                               $58,087             $53,250
 Vehicle sales                             10,056               7,502
                               ------------------- -------------------
                                           68,143              60,752
Cost of Sales
 Branch cost                               42,456              40,157
 Vehicle cost                               8,643               6,229
                               ------------------- -------------------
                                           51,099              46,386

   Gross profit                            17,044              14,366

Operating expense:
 Selling, general and
  administrative                           10,182               9,239
 Loss (gain) on sale of
  property and equipment                      351                (606)
 Merger costs                                   -                   -
                               ------------------- -------------------
                                           10,533               8,633

   Earnings (loss) from
    operations                              6,511               5,733

Other (income) expense
 Interest expense                           6,350                 362
 Other income                                (140)                (19)
                               ------------------- -------------------

  Earnings (loss) before income
   taxes                                      301               5,390

Income taxes                                 (206)              2,036
                               ------------------- -------------------

  Net earnings (loss)                        $507              $3,354
                               =================== ===================


                                   NINE MONTHS
             ---------------------------------------------------------
                   SUCCESSOR                 PREDECESSOR
             ------------------ --------------------------------------

              May 26, 2005 -    December 27, 2004  December 29, 2003 -
             September 25, 2005   - May 25, 2005   September 26, 2004
             ------------------ ----------------- --------------------
Revenues:
 Fee income            $77,329          $103,203             $155,091
 Vehicle sales          13,175            17,242               22,853
             ------------------ ----------------- --------------------
                        90,504           120,445              177,944
Cost of Sales
 Branch cost            56,937            72,554              118,150
 Vehicle cost           11,295            14,640               19,400
             ------------------ ----------------- --------------------
                        68,232            87,194              137,550

   Gross profit         22,272            33,251               40,394

Operating
 expense:
 Selling,
  general and
  administrative        13,582            15,822               26,076
 Loss (gain) on
  sale of
  property and
  equipment                368              (896)                (626)
 Merger costs            5,021            15,741                    -
             ------------------ ----------------- --------------------
                        18,971            30,667               25,450

   Earnings
    (loss) from
    operations           3,301             2,584               14,944

Other (income)
 expense
 Interest
  expense                8,992               567                1,248
 Other income             (181)           (2,442)                 (40)
             ------------------ ----------------- --------------------

  Earnings
   (loss) before
   income taxes         (5,510)            4,459               13,736

Income taxes            (1,517)            4,899                5,426
             ------------------ ----------------- --------------------

  Net earnings
   (loss)              $(3,993)            $(440)              $8,310
             ================== ================= ====================



            INSURANCE AUTO AUCTIONS, INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED BALANCE SHEETS
            (dollars in thousands except per share amounts)

                                             SUCCESSOR    PREDECESSOR
                                           ------------- -------------
                                           September 25,  December 26,
                                                2005         2004
                                           ------------- -------------
                                             (Unaudited)
ASSETS
Current assets:
   Cash and cash equivalents                    $31,678       $13,325
   Accounts receivable, net                      41,876        50,443
   Inventories                                   15,696        14,498
   Income taxes receivable                        3,889             -
   Deferred income taxes                          4,629         4,693
   Other current assets                           4,657         1,613
                                           ------------- -------------
       Total current assets                     102,425        84,572
                                           ------------- -------------
Property and equipment, net                      72,215        74,684
Deferred income taxes                            14,417         6,481
Intangible assets, net                          131,944         1,747
Goodwill                                        189,249       137,494
Other assets                                     10,552           482
                                           ------------- -------------
                                               $520,802      $305,460
                                           ============= =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                             $30,102       $38,505
   Accrued liabilities                           20,489        13,513
   Obligations under capital leases                 426         1,094
   Income taxes payable                               -         1,067
   Obligations under line of credit                   -         6,000
   Current installments of long-term debt           862         7,512
                                           ------------- -------------
       Total current liabilities                 51,879        67,691
                                           ------------- -------------

Deferred income taxes                            51,463        20,729
Other liabilities                                 6,973         4,353
Obligations under capital leases                    412           661
Senior notes                                    150,000             -
Long-term debt, excluding current
 installments                                   114,138         9,375
                                           ------------- -------------
       Total liabilities                        374,865       102,809
                                           ------------- -------------

Shareholders' equity:
   Preferred stock, par value of $.001 per
    share (predecessor)
    Authorized 5,000,000 shares; none issued          -             -
   Common stock, par value of $.001 per
    share (predecessor)
    Authorized 20,000,000 shares; 12,709,758
    shares issued and 11,569,156 outstanding
    as of December 26, 2004
    None outstanding as of September 25, 2005         -            12
   Common stock, par value of $.01 per
    share (successor)
    100 shares authorized, issued and
    outstanding                                       -             -
   Additional paid-in capital                   149,930       151,793
   Treasury stock, 906,480 shares at
    December 26, 2004 (predecessor)                   -        (9,637)
   Deferred compensation related to
    restricted stock                                  -        (4,343)
   Accumulated other comprehensive loss               -          (186)
   Retained earnings (loss)                      (3,993)       65,012
                                           ------------- -------------
       Total shareholders' equity               145,937       202,651
                                           ------------- -------------
                                               $520,802      $305,460
                                           ============= =============



            INSURANCE AUTO AUCTIONS, INC. AND SUBSIDIARIES

            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                        (dollars in thousands)
                              (unaudited)

                        SUCCESSOR               PREDECESSOR
                    ------------------ -------------------------------
                                                         Nine Months
                                                            Ended
                    May 26, 2005 -     December 27, 2004 September 26,
                    September 25, 2005  - May 25, 2005       2004
                    ------------------ ----------------- -------------
Cash flows from
 operating
 activities:
Net earnings (loss)           $(3,993)            $(440)       $8,310
Adjustments to
 reconcile net
 earnings(loss) to
 net cash provided by
 operating activities:
   Depreciation and
    amortization                6,340             5,464         9,724
   (Gain) loss on
    disposal of
    fixed assets                  368              (896)         (626)
   Deferred
    compensation
    related to
    restricted stock                -             4,343           350
   Deferred income
    taxes                        (787)           (1,448)            -
   Tax benefit
    related to
    employee stock
    compensation                  678             8,394             -
   Changes in assets
    and liabilities
    (excluding
    effects of acquired
    companies):
     (Increase)
      decrease in:
       Accounts
        receivable,
        net                    14,314            (5,312)        2,075
       Income tax
        receivable             (1,270)           (2,618)            -
       Inventories               (726)             (472)          365
       Other current
        assets                 (2,524)             (520)          330
       Other assets               887              (827)       (1,437)
     Increase
      (decrease) in:
       Accounts
        payable               (15,122)            6,719         2,999
       Accrued
        liabilities            (5,448)           12,279         3,770
       Income taxes                 -            (1,067)        3,464
                    ------------------ ----------------- -------------
        Total
         adjustments           (3,290)           24,039        21,014
                    ------------------ ----------------- -------------
   Net cash provided
    (used) by
    operating
    activities                 (7,283)           23,599        29,324
                    ------------------ ----------------- -------------

Cash flows from
 investing
 activities:
 Purchase of IAAI,
  Inc.                       (356,753)                -             -
 Capital
  expenditures                 (5,904)           (8,221)      (17,645)
 Payments made in
  connection with
  acquisitions, net
  of cash acquired               (271)             (600)       (1,912)
 Proceeds from
  disposal of
  property and
  equipment                       225             1,391         1,268
                    ------------------ ----------------- -------------
    Net cash used in
     investing
     activities              (362,703)           (7,430)      (18,289)

Cash flows from
 financing
 activities:
 Proceeds from
  issuance of common
  stock                             -               905           682
 Contributed capital          143,600                 -             -
 Proceeds from
  short-term
  borrowings                        -             3,000             -
 Payment of
  financing and
  other fees                  (13,530)                -             -
 Principal payments
  on long-term debt           (22,125)           (3,762)       (5,660)
 Purchase of
  treasury stock                    -                (1)       (1,504)
 Principal payments
  on capital leases              (303)             (614)       (2,229)
 Issuance of senior
  notes                       150,000                 -             -
 Issuance of term
  loan                        115,000                 -             -
                    ------------------ ----------------- -------------
Net cash provided
 (used) by financing
 activities                   372,642              (472)       (8,711)

Net increase in cash            2,656            15,697         2,324
Cash at beginning of
 period                        29,022            13,325        15,486
                    ------------------ ----------------- -------------
Cash at end of
 period                       $31,678           $29,022       $17,810
                    ================== ================= =============
Supplemental
 disclosures of cash
 flow information:
 Cash paid or
  refunded during
  the period for:
    Interest                    1,987               689         1,376
                    ================== ================= =============
    Income taxes
     paid                         147             1,654         2,028
                    ================== ================= =============
    Income taxes
     refunded                   5,111                26         1,011
                    ================== ================= =============
Non-cash
 transactions:
 Options exchanged
  in merger
  transaction                  $5,653                $-            $-
                    ================== ================= =============



    CONTACT: Insurance Auto Auctions, Inc.
             Scott Pettit, 708-492-7040
             www.iaai.com
             or
             Ashton Partners
             Mary Jane Mortell (Media Inquiries), 312-553-6724 mmortell@ashtonpartners.com